                                                               EXHIBIT 23.2

                      CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 3, 1999, with respect to the financial statements of Sandpiper Networks, Inc. included in the Registration Statement (Form S-1 No. 333-95123 as amended and related Prospectus of Digital Island, Inc.

                                          /s/ Ernst & Young LLP

                                          Ernst & Young LLP

Los Angeles, CA

February 17, 2000